Exhibit 99.4
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                          AMERICAN LAWYER MEDIA, INC.

                   9 3/4% Senior Notes Due 2007 (the "Notes")
                            (CUSIP Number 027126AC5)
                           (ISIN Number US027126AC57)
                                      and
                          Solicitation of Consents for
                  Proposed Amendments to the Related Indenture

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THE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
MARCH 1, 2005, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS THE
SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). THE OFFER MAY BE EXTENDED AT
ANY TIME AND FROM TIME TO TIME, INCLUDING ON A DAILY BASIS. HOLDERS OF NOTES
WHO DESIRE TO RECEIVE THE CONSENT PAYMENT AND THE TENDER OFFER CONSIDERATION WITH RESPECT TO SUCH SERIES OF NOTES MUST BOTH VALIDLY CONSENT TO THE
PROPOSED AMENDMENTS AND TENDER THEIR NOTES PURSUANT TO THE OFFER AT OR PRIOR
TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 11, 2005, UNLESS EXTENDED BY
THE COMPANY (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "CONSENT DATE"). TENDERED NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY
TIME ON OR PRIOR TO THE CONSENT DATE BUT NOT THEREAFTER. HOLDERS WHO TENDER THEIR NOTES AND DELIVER THEIR CONSENTS AFTER THE CONSENT DATE WILL RECEIVE
ONLY THE TENDER OFFER CONSIDERATION AND MAY NOT WITHDRAW THEIR NOTES OR
REVOKE THEIR CONSENTS. HOLDERS WHO DESIRE TO TENDER THEIR NOTES MUST CONSENT
TO THE PROPOSED AMENDMENTS AND HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE RELATED NOTES.
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                                                               January 31, 2005

To Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:

         Enclosed for your consideration is the Offer to Purchase and Consent Solicitation Statement (the "Statement") and a form of Consent and Letter of Transmittal (the "Consent and Letter of Transmittal"), relating to the offer by American Lawyer Media, Inc. (the "Company") to purchase for cash any and all of its outstanding 9 3/4% Senior Notes Due 2007 (the "Notes") from each Holder (as defined in the Indenture referred to below) thereof, upon the terms and subject to the conditions set forth in the Statement and in the Consent and Letter of Transmittal (the "Offer"). In conjunction with the Offer, the Company is soliciting (the "Solicitation") consents (the "Consents") of registered Holders of the Notes, to certain Proposed Amendments (as defined in the Statement) to the indenture, dated as of December 22, 1997 (the "Indenture"), among the Company, the Guarantors (as defined therein) and The Bank of New York, as trustee (the "Trustee"), as amended or supplemented, pursuant to which an aggregate principal amount of $175 million of Notes were originally issued.

         Holders who desire to tender their Notes pursuant to the Offer and receive the Tender Offer Consideration and the Consent Payment are required to tender their Notes and consent to the Proposed Amendments on or prior to the Consent Date. Holders who tender their Notes and consent to the Proposed Amendments after the Consent Date but on or prior to the Expiration Date will receive only the relevant Tender Offer Consideration and will not receive the Consent Payment. Holders may not consent to the Proposed Amendments without tendering the Notes related thereto.

         Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

         Neither the Company nor the Dealer Managers will pay you any fees or commissions for soliciting acceptances of the Offer. The Company will reimburse financial institutions their reasonable out-of-pocket expenses incurred in forwarding the enclosed materials to their clients. THE INFORMATION AGENT AND DEALER MANAGERS MUST RECEIVE REQUESTS FOR REIMBURSEMENT OF OUT-OF-POCKET EXPENSES NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON THE TENTH BUSINESS DAY FOLLOWING THE EXPIRATION DATE. NO REIMBURSEMENT WILL BE MADE ON REQUESTS RECEIVED AFTER THIS DATE.

         For your information and for forwarding to your clients for whom you hold Notes registered in your name or in the name of our nominee, we are enclosing the following documents:

         1. The Statement dated January 31, 2005.

         2. A Consent and Letter of Transmittal for the Notes for your use and for the information of your clients, including Form W-9, as well as Guidelines for Certification of Taxpayer Identification Number on Form W-9, providing information relating to backup withholding tax.

         3. A printed form of letter, including the Letter of Instructions, which may be sent to your clients for whose accounts you hold Notes registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Offer and the Solicitation. This form will enable your clients to tender any or all Notes that they beneficially own.

         DTC participants will be able to execute tenders and deliver Consents through the DTC Automated Tender Offer Program ("ATOP").

         Tendered Notes and Consents should only be delivered to the Depositary, not to the Company, the Dealer Managers, the Solicitation Agents or the Information Agent. However, the Company reserves the right to accept any tendered Notes or Consents sent to the Company, the Dealer Managers, the Solicitation Agents or the Information Agent.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes or delivery of Consents pursuant to any of the procedures described above will be determined by the Company in the Company's sole discretion (whose determination shall be final and binding). The Company expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any Notes or delivery of Consents, as applicable, determined by it not to be in proper form or, in the case of Notes, if the acceptance for payment of, or payment for, such Notes may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive or amend any of the conditions of the Offer and Solicitation or to waive any defect or irregularity in any tender with respect to any particular Notes or delivery of any Consents of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Offer and Solicitation (including the Consent and Letter of Transmittal and the Instructions thereto) will be final and binding. Neither the Company, the Depositary, the Information Agent, the Dealer Managers, the Solicitation Agents, the Trustee nor any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of Notes, the Holder will be entitled to the Tender Offer Consideration, including accrued and unpaid interest up to, but not including, the Payment Date and, if applicable, the Consent Payment.

         WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE IN ORDER TO OBTAIN THEIR INSTRUCTIONS.

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


         PLEASE NOTE THAT THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 1, 2005, UNLESS EXTENDED BY THE COMPANY OR EARLIER TERMINATED. HOLDERS MUST TENDER THEIR NOTES AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 11, 2005, UNLESS EXTENDED OR EARLIER TERMINATED, TO RECEIVE THE TOTAL CONSIDERATION, PLUS ACCRUED AND UNPAID INTEREST, IF ANY, FROM THE LAST INTEREST PAYMENT DATE UP TO, BUT NOT INCLUDING, THE PAYMENT DATE. HOLDERS WHO TENDER AFTER THE CONSENT DATE WILL RECEIVE ONLY THE TENDER OFFER CONSIDERATION, WHICH EQUALS THE TOTAL CONSIDERATION MINUS THE CONSENT PAYMENT, PLUS ACCRUED AND UNPAID INTEREST, IF ANY, FROM THE LAST INTEREST PAYMENT DATE UP TO, BUT NOT INCLUDING, THE PAYMENT DATE.

         Any inquires you may have with respect to the Offer and the Solicitation should be addressed to MacKenzie Partners, Inc., the Information Agent, or to Credit Suisse First Boston LLC or UBS Securities LLC, the Dealer Managers and Solicitation Agents, at their respective addresses and telephone numbers set forth on the back cover of the Statement. Additional copies of the enclosed materials may be obtained from the Information Agent.

                                   Very truly yours,



                                   Credit Suisse First Boston LLC




                                   UBS Securities LLC


NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE COMPANY, THE DEALER MANAGERS, THE SOLICITATION AGENTS, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER, OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS EXPRESSLY CONTAINED THEREIN.



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